As filed with the Securities and Exchange Commission on January 6, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-5706                    58-0971455
(State or other jurisdiction of  (Commission File Number)        (IRS Employer
         incorporation)                                      Identification No.)

                 8000 Tower Point Drive, Charlotte, NC               28227
                (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380

          (Former name or former address, if changed since last report)

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Item 8.01.        Other Events

     Metromedia International Group, Inc. (the "Company") received a letter on January 5, 2005 from Mellon HBV Alternative Strategies LLC ("Mellon"), a purported 6.1% beneficial owner of the Company's common stock, regarding the previously announced proposed merger of the Company. Members of the Company's senior management met with representatives of Mellon earlier today and provided them with a response letter which explained that, because of Regulation FD, (i) the Company is not able to selectively disclose information to some stockholders and not others and (ii) the Company will, if and when a definitive transaction agreement is executed, provide complete disclosure of circumstances surrounding the proposed merger of the Company in the proxy statement that will be circulated in connection with the solicitation of common shareholder approval of the proposed transaction.

The response letter provided to Mellon is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

                           99.1 Response Letter to Mellon HBV Alternative Strategies LLC dated January 6, 2005
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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METROMEDIA INTERNATIONAL GROUP, INC.


                                            By:  /S/ HAROLD F. PYLE, III
                                                 -------------------------------
                                                 Name: Harold F. Pyle, III
                                                Title: Executive Vice President
                                                       Finance, Chief Financial
                                                       Officer and Treasurer

Date: January 6, 2005
Charlotte, NC